UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2015

XENON PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Canada	001-36687	98-0661854
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

200-3650 Gilmore Way
Burnaby, British Columbia V5G 4W8
Canada
(Address of principal executive offices including zip code)

(604) 484-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 20, 2015, Xenon Pharmaceuticals Inc. (the “Company”) announced the meeting and record date and certain other information relating to its 2015 annual meeting of shareholders pursuant to a filing submitted to the System for Electronic Document Analysis and Retrieval (“SEDAR”) in Canada.

A copy of the filing submitted to SEDAR is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	SEDAR filing submitted February 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2015	XENON PHARMACEUTICALS INC.

	By:	/s/ Ian Mortimer
Ian Mortimer Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	SEDAR filing submitted February 20, 2015.